Intangible assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
9.	Intangible assets:

		Accumulated	Net book
December 31, 2018	Cost	amortization	value

Licenses	$22,538	$4,360	$18,178
Marketing rights	15,028	7,667	7,361
Trade name	1,074	564	510
Patents	4,126	3,706	420

	$42,766	$16,297	$26,469

		Accumulated	Net book
December 31, 2017	Cost	amortization	value

Licenses	$19,852	$2,551	$17,301
Marketing rights	15,830	6,531	9,299
Trade name	1,131	466	665
Patents	4,362	3,821	541

	$41,175	$13,369	$27,806

In May 2016, the Company announced the execution of a license agreement with Allergan plc (“Allergan”), for the rights to commercialize dalbavancin (branded DALVANCE
®
in the U.S. and XYDALBA
TM
in the rest of the world) in France, the United Kingdom, Germany, Belgium, Nordic nations, other European nations and various Middle Eastern nations. As consideration for the rights and licenses granted, the Company made non-refundable payments to Allergan of $13,000, along with incurring other transaction costs during the year ended December 31, 2016. The license is being amortized over the life of the agreement of 10 years. In the second quarter of 2018, the Company made a milestone payment to Allergan of $4,537. Amortization expense related to this milestone payment for the year ended December 31, 2018 amounted to $550.  This milestone payment had been previously included as part of the Company’s commitments note, rather than being recorded as an asset and related liability at December 31, 2017. Additional non-refundable milestone payments may be due to Allergan upon the Company’s achievement of various milestones and will be recognized when the Company considers the milestone to be probable.

In September 2017, the Company announced the execution of a distribution and license agreement with Basilea Pharmaceutica International Ltd. (“Basilea”), for the rights to commercialize Zevtera
®
/Mabelio
®
(ceftobiprole medocaril sodium) in 34 European countries and Israel. As consideration for the rights and licenses granted, the Company made a non-refundable payment to Basilea of CHF
5,000
($
5,200
). On December 31, 2018, the Company accrued $286 for a milestone payment as the Company assessed that it was probable that a pre-determined level of annual net sales for future years would be achieved. The milestone payment has been recorded in long-term liabilities. Additional non-refundable milestone payments may be due to Basilea upon the Company’s achievement of various milestones. Additional milestone payments may also be due to Basilea based on achievement of pre-determined levels of annual net sales. The license is being amortized over the life of the agreement of 15 years.

As part of the Arrangement (note 1), the Company divested its Canadian business portfolio, which included $1,349 in licenses, to Cipher. A gain on disposal of this Canadian business portfolio of $18,489 was recognized in the second quarter of 2018.

Amortization and depreciation expense for the year ended December 31, 2018 amounted to $
4,019
(2017 - $
3,374
).

The estimated aggregate amortization expense for intangible assets held at December 31, 2018, for each of the five succeeding years is expected as follows:

2019	$3,814
2020	3,795
2021	3,761
2022	3,737
2023	3,721